November 21, 2008

ACTIVEPASSIVE FUNDS
ActivePassive High Yield Bond Fund
ActivePassive Intermediate Municipal Bond Fund
Each a series of Advisors Series Trust

Class A and Class I Shares

Supplement to the Prospectuses
Dated December 31, 2007, as Supplemented May 16, 2008 and September 26, 2008

•
Effective immediately, the section titled, “ActivePassive Intermediate Municipal Bond Fund” on page 6 of the Class A Shares Prospectus and page 5 of the Class I Shares Prospectus is deleted and replaced with the following:

ActivePassive Intermediate Municipal Bond Fund
Investment Objective: Income and capital appreciation.

Principal Investment Strategy: Invests at least 80% of its net assets directly in investment grade municipal bonds that pay interest exempt from federal income tax, but not necessarily federal alternative minimum tax, which typically have a dollar-weighted average effective maturity of more than three years but less than twelve years and through mutual funds or ETFs that invest primarily in those types of municipal debt securities.

Principal Risks:  Municipal Securities, Debt Securities and Tax Risks.

•	Effective immediately, the third paragraph on page 35 of the Class A Shares Prospectus and the sixth paragraph on page 28 of the Class I Shares Prospectus is deleted and replaced with the following:

Gannett, Welsh & Kotler, LLC, 222 Berkeley Street, 15th Floor, Boston, Massachusetts 02116, is the sub-advisor for the ActivePassive High Yield Bond Fund and the ActivePassive Intermediate Municipal Bond Fund.  Gannett, Welsh & Kotler, LLC (“GW&K”) is a  subsidiary of Affiliated Managers Group, Inc.  GW&K is a registered investment advisor under the Investment Advisers Act of 1940, as amended, that provides investment advisory services to high net worth individuals and institutions.

Please retain this Supplement with your Prospectus for future reference.

November 21, 2008

ACTIVEPASSIVE FUNDS
ActivePassive High Yield Bond Fund
ActivePassive Intermediate Municipal Bond Fund
Each a series of Advisors Series Trust

Class A and Class I Shares

Supplement to the Statement of Additional Information (“SAI”)
Dated December 31, 2007, as Supplemented May 16, 2008 and July 17, 2008

•	Effective immediately, the second full paragraph on page 13 of the SAI is deleted and replaced with the following:

The Municipal Securities in which the Fund invests typically have a dollar-weighted average effective maturity of more than three years but less than twelve years.

•	Effective immediately, the second full paragraph on page 21 of the SAI is deleted and replaced with the following:

Gannett Welsh & Kotler, LLC (“GW&K”), sub-advisor of the ActivePassive Intermediate Municipal Bond Fund and the ActivePassive High Yield Bond Fund, is responsible for each Fund’s day-to-day management, including each Fund’s investment decisions and the execution of securities transactions with respect to the Funds.  GW&K is a subsidiary of Affiliated Managers Group, Inc. since October 2008, had advised individual and institutional clients since 1974 and has assets under management in excess of $7.4 billion as of September 30, 2008.

•	Effective immediately, the Summary of Proxy Voting Policies for Gannett, Welsh & Kotler, LLC found on pages 45 - 50 of the SAI is deleted and replaced with the following:

Gannett, Welsh & Kotler, LLC
Summary of Proxy Voting Policies
Sub-Advisor to the ActivePassive Intermediate Municipal Bond Fund and the ActivePassive High Yield Bond Fund

Introduction

Gannett Welsh & Kotler, LLC (“GW&K”) maintains policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients.  As an investment adviser and fiduciary of client assets, GW&K understands that proxy voting is an integral aspect of investment management and accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment adviser.  In voting proxies, GW&K seeks to both maximize the long-term value of its clients’ assets and to cast votes that it believes to be fair and in the best interests of the affected clients.

GW&K clients will either retain proxy voting authority or delegate it to GW&K.  If a particular client for whom GW&K has investment discretion has not explicitly delegated proxy voting authority to GW&K, GW&K will vote such client’s proxies.  The following is a summary of GW&K’s policies and procedures that govern the voting of proxies in situations where GW&K is responsible for such voting.

Proxy Voting Policies

GW&K has contracted with RiskMetrics Group’s Institutional Shareholder Services (“ISS”), an independent third party service provider, to provide proxy voting services.  GW&K engaged ISS as its proxy voting agent to:

(1)	Conduct in-depth proxy research;

(2)	Process and execute all proxies received in connection with the underlying securities held by GW&K’s clients in a timely manner;

(3)	Maintain appropriate records of proxy voting and provide copies of such records to GW&K upon request;

(4)	Maintain a record of all proxy votes cast on behalf of GW&K’s clients; and

(5)	Handle other administrative functions of proxy voting.

GW&K has adopted ISS’s pre-determined proxy voting policy guidelines as its own and votes GW&K’s clients’ proxies (for those clients for whom it has proxy voting authority) in accordance with those policy guidelines.  GW&K reserves the right to cast votes contrary to the ISS’s proxy voting guidelines if it deems it necessary and in the best interest of its clients to do so.

A copy of the current ISS U.S. Proxy Voting Guidelines Summary (the “Guidelines”) can be found on ISS’s website at www.riskmetrics.com. From this website, click on the Governance Services tab and under “Enabling Governance,” click on “RiskMetrics Policy Gateway.”  Next click on “2008 Policy Information” and under “2008 U.S. Policy,” click on “Download 2008 U.S. Proxy Voting Guidelines Summary.” Clients may also obtain a copy of the proxy voting guidelines by submitting a written request to:  Proxy Policy Administrator, Gannett Welsh & Kotler, LLC, 222 Berkeley Street, 15th Floor, Boston, MA 02116.

GW&K reserves the right to add its own guidelines in addition to ISS’s guidelines.  GW&K may amend these Proxy Voting Policies and Procedures from time to time.

Except in instances where a GW&K’s client retains proxy voting authority, GW&K instructs custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS to vote the proxies.  GW&K updates ISS’s client list on a periodic basis.

Proxy Voting Procedures

GW&K is responsible for the administration of proxy voting for its clients whom GW&K has proxy voting authority.  The following is a summary of the procedures that govern the voting of proxies.  GW&K will ensure that it:

(1)
will vote clients’ proxies (i) if a client has delegated proxy voting authority to GW&K; or (ii) if GW&K has investment discretion for an account and that client has not explicitly retained proxy voting authority;

(2)	will vote all proxies in a manner that GW&K believes is in the best interests of its clients as shareholders, i.e., to maximize economic value;

(3)	may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot;

(4)	will identify and resolve all material proxy-related conflicts of interest between itself or ISS and its clients in the best interest of the client;

(5)
will provide clients, upon written request, with copies of its proxy voting policy and procedures, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients;

(6)	will annually review proxy voting records to ensure that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared, disseminated and retained;

(7)	will conduct a periodic review, no less often than annually of the voting records to ensure that all eligible clients’ proxies are voted in accordance with the adopted guidelines; and

(8)	will annually review the adequacy of the proxy voting policies and procedures as well as ISS’s guidelines to ensure the effectiveness of their implementation.

Responsibility and Oversight

GW&K is responsible for administering and overseeing the proxy voting policies and procedures, including the review and approval of the adopted ISS guidelines.  GW&K has delegated certain proxy voting responsibilities to ISS.  GW&K will oversee ISS to ensure that it is fulfilling its obligations with respect to these policies and procedures.  ISS may, from time to time, refer proxy questions to GW&K for instructions under various circumstances.  These circumstances may include, among others: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis.  GW&K will defer to the Proxy Voting Committee (the “Committee”), in certain situations to determine how a proxy should be voted.  In addition to addressing situations where there are material conflicts of interest, the Committee will also be responsible for annually reviewing these Proxy Voting Policies and Procedures.

Periodically, but no less frequently than annually, GW&K will monitor votes cast by ISS on behalf of GW&K to ensure that such votes are (i) consistent with the proxy voting guidelines published by ISS; (ii) that all ballots are being delivered properly and promptly to ISS; and (iii) ensure that ISS has an updated list of accounts to ensure all votes are being cast for all GW&K clients.

The Committee will meet on an as needed basis to review any material conflicts of interest or any special factors or circumstances that require the Committee’s review.  The Committee will review the issue(s) and direct ISS how to vote the proxies.

Conflicts of Interest

GW&K has an agreement with an independent proxy voting agent, ISS, and has adopted ISS’s proxy voting policies which provide pre-determined guidelines for voting proxies.  The intent of these proxy guidelines is to remove discretion that GW&K may have to interpret how to vote proxies in cases where GW&K has a material conflict of interest.  By adhering to these pre-determined guidelines GW&K may remove conflicts of interest that could affect the outcome of a vote.

Occasions may also arise where ISS itself may have a material conflict of interest with respect to a proxy vote that it is voting on GW&K’s clients’ behalf.  In those situations, ISS is obligated to fully or partially abstain from voting the proxy and GW&K’s Proxy Voting Committee will provide the voting recommendation after a review of the vote(s) involved.  GW&K’s Chief Compliance Officer will also become involved in any other situation, though expected to be rare, where GW&K takes voting discretion from ISS.

In both of the preceding circumstances, GW&K will work to ensure that prior to a vote being made, conflicts of interest are identified and material conflicts are properly addressed such that the proxy may be voted in the best interest of its clients.

Recordkeeping

In accordance with Rule 204-2, as amended, GW&K will retain all legally required records relating to the implementation of these proxy voting policies and procedures, including:

(1)	a copy of these policies and procedures and any amendments thereto which shall be made available to clients, upon request;

(2)
a record of each vote cast and a copy of all records relating to voting proxies or that is material to making a decision on how to vote proxies, or that summarizes that decision; (all records are retained by ISS on GW&K’s behalf); and

(3)
a copy of each written request from a client for information on how GW&K voted such client’s proxies, and a copy of any written response to any (written or oral) request from a client for information on how GW&K voted its proxies or for any such proxy records.

Disclosure

Clients may obtain a copy of GW&K’s proxy policies and procedures and information about how GW&K voted proxies for securities held in their account(s) by submitting a written request to:  Proxy Policy Administrator, Gannett Welsh & Kotler, LLC, 222 Berkeley Street, 15th Floor, Boston, MA 02116.

Please retain this Supplement with your SAI for future reference.